UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) - December 20, 2006

TXU CORP.
(Exact name of registrant as specified in its charter)

TEXAS	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201-3411
(Address of principal executive offices, including zip code)

Registrants’ telephone number, including area code - (214) 812-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2006, the Board of Directors of TXU Corp. (the “Company”) adopted an amendment to the Restated Bylaws of the Company (“Bylaws”) to change the day and place of the Company’s annual meeting from “the third Friday in May of each year at ten o’clock in the forenoon, or at such other hour as may be named in the notice of meeting, unless such day is a legal holiday, in which case such meeting shall be held on the next business day” to “such day, which shall not be a legal holiday, and at such place as shall be determined by the board of directors.” The effective date of this amendment is December 20, 2006. Other than the amendment described above, there were no other amendments to the Bylaws, which remain in full force and effect.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Restated Bylaws of TXU Corp., effective December 20, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TXU CORP.
By:	/s/ Anthony Horton
Name:	Anthony Horton
Title:	Senior Vice President, Treasurer and Assistant Secretary

Dated: December 27, 2006